                                                                 Exhibit 10.45


                                   AGREEMENT


   AGREEMENT, dated as of February 2, 1996, by and among Rykoff-Sexton, Inc., a Delaware corporation ("RSI"), on the one hand, and the other Persons set forth on the signature pages hereto (collectively, the "ML Entities"), on the other hand.

                              W I T N E S S E T H:
                              - - - - - - - - - -

   WHEREAS, concurrently herewith, RSI, USF Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of RSI ("Merger Sub"), and US Foodservice Inc., a Delaware corporation (the "Company"), are entering into an Agreement and Plan of Merger (the "Merger Agreement", capitalized terms used without definition herein having the meanings ascribed thereto in the Merger Agreement);

   WHEREAS, the ML Entities are the beneficial and record owners of the number of shares of Class A Common Stock described in Schedule I hereto (collectively, the "ML Entities Shares"); and

   WHEREAS, as a condition to its entering into the Merger Agreement, RSI has required that the ML Entities agree, and the ML Entities have agreed, to enter into this Agreement;

   NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

   Section 1.  Covenants of ML Entities.

   (a) During the term of this Agreement, each of the ML Entities agrees that it shall not:

          (i) sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract, option or other agreement with respect to the transfer, pledge, assignment or other disposition of, any ML Entities Shares;

         (ii) acquire any additional shares of Class A Common Stock without the prior written consent of RSI;

        (iii) enter into a voting agreement (other than the Standstill Agreement in the form attached hereto as Exhibit B) with respect to any ML Entities Shares; or

         (iv) solicit or initiate any Company Alternative Proposal, participate in any negotiations with respect to any Company Alternative Proposal, furnish to any other person any confidential information with respect to the

     Company or its business, or otherwise cooperate in any way with or assist or participate in, or facilitate any Company Alternative Proposal. MLCP shall promptly notify RSI if any such Company Alternative Proposal is made to any ML Entity.

     (b) Each of the ML Entities hereby agrees that at all times prior to the Effective Time, they shall collectively continue to own and exercise voting rights with respect to the shares of Class A Common Stock described in Schedule I.

     (c) Each ML Entity hereby agrees that at any meeting of the stockholders of the Company, however called, and in any action by written consent of the stockholders of the Company, it shall (i) vote the ML Entities Shares in favor of the Merger and the Merger Agreement; and (ii) vote the ML Entities Shares against any action or agreement which would result in a breach of any covenant, representation or warranty of the Company under the Merger Agreement.

     (d) As soon as practicable after the execution of this Agreement, each ML Entity shall cause the following legend to be placed on the certificates representing the ML Entities Shares:

          "The shares of common stock represented by this certificate are subject to an Agreement, dated as of February 2, 1996, with Rykoff-Sexton, Inc. which imposes, among other things, certain restrictions on the transfer of such shares."

     (e) To the extent inconsistent with the foregoing provisions of this
Section 1, each of the ML Entities hereby revokes any and all previous proxies or consents with respect to such ML Entity's Shares or any other voting securities of the Company.

     Section 2. Securities Act Covenants and Representations. Each of the ML Entities hereby agrees and represents to RSI as follows:

     (a) Such ML Entity has been advised that the offering, sale and delivery of RSI Common Shares pursuant to the Merger will be registered under the Securities Act on a Registration Statement on Form S-4. Such ML Entity has also been advised, however, that to the extent such ML Entity is an "affiliate" of the Company for purposes of the Securities Act at the time the Merger Agreement is submitted for a vote of the stockholders of RSI, any public offering or sale by such ML Entity of any RSI Common Shares received by such ML Entity in the Merger will, under current law, require either (i) the further registration under the Securities Act of any RSI Common Shares to be sold by such ML Entity, (ii) compliance with Rule 145 promulgated by the SEC under the Securities Act or
(iii) the availability of another exemption from such registration under the Securities Act.

     (b) Such ML Entity understands that stop transfer instructions will be given to RSI's transfer agents with respect to RSI Common Shares and that a legend will be placed on the certificates for the RSI Common Shares issued to such ML Entity, or any substitutions therefor, to the extent such ML Entity is considered an "affiliate" of the Company for purposes of the Securities Act at the time the Merger Agreement is submitted for a vote of the stockholders of the Company.

     Section 3. Registration Rights; Standstill Agreement; Other Agreements; Legal Opinion. At the Effective Time, RSI and the ML Entities shall enter into
(a) a Registration Rights Agreement in the form attached hereto as Exhibit A,
(b) a Standstill Agreement in the form attached hereto as Exhibit B and (c) an Agreement in the form attached hereto as Exhibit C. At the Effective Time, the ML Entities shall also execute and deliver to RSI an agreement in the form attached hereto as Exhibit D. In addition, at or prior to the Effective Time, each ML Entity shall execute and deliver to RSI an Affiliate Letter in the form attached to the Merger Agreement as Exhibit A. At the Effective Time, the ML Entities shall also cause Shearman & Sterling or other counsel for the ML Entities satisfactory to RSI to deliver opinions to such ML Entities, dated the Effective Time, in the form of Exhibit E-3 to the Merger Agreement and covering the items specified in Exhibit E to this Agreement. In rendering the opinion in the form of Exhibit E-3 to the Merger Agreement, Shearman & Sterling or such other counsel may receive and rely upon the representations contained in the agreement referred to in clause (c) of this Section 3 and on certificates of the Company, stockholders of the Company, RSI, Merger Sub and others, including, without limitation, the Company Tax Matters Certificate and the RSI Tax Matters Certificate.

     Section 4. Further Assurances. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of their obligations under this Agreement.

     Section 5. Representations and Warranties of RSI. RSI represents and warrants to each of the ML Entities as follows: Each of this Agreement and the Merger Agreement has been approved by the Board of Directors of RSI, and the Merger Agreement has been approved by the Board of Directors of Merger Sub and by RSI as the sole stockholder of Merger Sub. Each of this Agreement and the Merger Agreement has been duly executed and delivered by a duly authorized officer of RSI and, in the case of the Merger Agreement, Merger Sub. Each of this Agreement and the Merger Agreement constitutes a valid and binding agreement of RSI and, in the case of the Merger Agreement, Merger Sub, enforceable against RSI and, in the case of the Merger Agreement, Merger Sub in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles.

     Section 6. Representations and Warranties of the ML Entities. Each ML Entity represents and warrants to RSI as follows: This Agreement has been duly authorized, executed and delivered by such ML Entity. This Agreement constitutes the valid and binding agreement of such ML Entity, enforceable against such ML Entity in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles. Such ML Entity is the record and beneficial owner of the ML Entities Shares set forth opposite its respective name on Schedule I to this Agreement, and at the Closing shall be the record and beneficial owner of the ML Entities Shares set forth opposite its respective name on Schedule II to this Agreement, in each case free and clear of all claims, liens, pledges, security interests, restrictions or encumbrances of any nature whatsoever, with no restrictions on voting rights and other incidents of record and beneficial ownership incident thereto, other than the Stockholders Agreement. Neither the execution or delivery of this Agreement nor the consummation by such ML Entity of the transactions contemplated hereby will violate (a) the certificate of incorporation, by-laws or partnership agreement of any such ML Entity, or (b) any provisions of any law, rule or regulation applicable to such ML Entity or any contract or agreement to which such ML Entity is a party, other than such violations described in the foregoing clause
(b) as would not prevent or materially delay the performance by such ML Entity of its obligations hereunder or impose any liability or obligation on RSI. Neither such ML Entity nor any of its Affiliates is, or at any time within the preceding 12 months has been, directly or indirectly through any affiliate (as defined in Article Twelfth C. of RSI's Restated Certificate of Incorporation), the beneficial owner of 5% or more of the outstanding RSI Common Shares.

     Section 7. Effectiveness and Termination. It is a condition precedent to the effectiveness of this Agreement that the Merger Agreement shall have been executed and delivered and be in full force and effect. This Agreement shall automatically terminate and be of no further force or effect upon the earlier to occur of (i) the termination of the Merger Agreement in accordance with its terms or (ii) the Effective Time. Upon such termination of this Agreement, except for any rights any party may have in respect of any breach by any other party of its obligations or (subject to the following proviso) representations or warranties hereunder, none of the parties hereto shall have any further obligation or liability hereunder; provided, however, that the representations and warranties hereunder shall survive for a period of 6 months following the termination of this Agreement (and any party breaching any such representation and warranty shall be liable to the non-breaching party for any losses or damages arising out of such breach) if (x) the Merger Agreement is terminated following, and in reliance upon, any breach of any such representation and warranty hereunder, and (y) notice of such breach is delivered to the breaching party within such 6 month period.

     Section 8.  Miscellaneous.

     (a) Notices, Etc. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), when delivered by telecopy and confirmed by return telecopy, or seven days after being mailed by first-class mail, postage prepaid in each case to the applicable addresses set forth below:

     If to the ML Entities:

          Merrill Lynch Capital Partners, Inc.
          225 Liberty Street
          New York, NY 10080-6123
          Attn: James V. Caruso
          Telecopy: (212) 236-7364

          with a copy to:

          Marcia L. Tu, Esq.
          Merrill Lynch & Co., Inc.
          World Financial Center
          North Tower
          250 Vesey Street
          New York, NY 10281-1323
          Telecopy: (212) 449-3207

          with a copy to:

          Bonnie Greaves, Esq.
          Shearman & Sterling
          599 Lexington Avenue
          New York, NY  10022
          Telecopy:  (212) 848-7179

     If to RSI:

          Rykoff-Sexton, Inc.
          1050 Warrenville Road
          Lisle, IL  60532-5201
          Attn:  Mark Van Stekelenburg, Chairman,
                 President and Chief Executive
                 Officer
          Telecopy:  (708) 971-6588
          with a copy to:

          Elizabeth C. Kitslaar, Esq.
          Jones, Day, Reavis & Pogue
          77 West Wacker
          Chicago, IL  60601-1692
          Telecopy:  (312) 782-8585


or to such other address as such party shall have designated by notice so given to each other party.

     (b) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by each of the parties hereto.

     (c) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns, including without limitation in the case of any corporate party hereto any corporate successor by merger or otherwise. Except with the prior written consent of the other parties hereto, no party may assign any of its rights or obligations hereunder.

     (d) Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement. The parties hereto acknowledge and agree that RSI has executed the Merger Agreement in reliance upon the representations, warranties and agreements of the ML Entities set forth in this Agreement.

     (e) Severability. If any term of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law, provided that in such event the parties shall negotiate in good faith in an attempt to agree to another provision (in lieu of the term or application held to be invalid or unenforceable) that will be valid and enforceable and will carry out the parties' intentions hereunder.

     (f) Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

     (g) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

     (h) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

     (i) No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of and shall not be enforceable by any person or entity who or which is not a party hereto.

     (j) Jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery in the State of Delaware in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this paragraph (j) and shall not be deemed to be a general submission to the jurisdiction of said Court or in the State of Delaware other than for such purposes. Each party hereto hereby waives any right to a trial by jury in connection with any such action, suit or proceeding.

     (k) Governing Law. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance with the law of the State of Delaware.

     (l) Name, Captions. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof.

     (m) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

     (n) Expenses. Each of the parties hereto shall bear its own expenses incurred in connection with this Agreement and the transactions contemplated hereby, except that in the event of a dispute concerning the terms or enforcement of this Agreement, the prevailing party in any such dispute shall be entitled to reimbursement of reasonable legal fees and disbursements from the other party or parties to such dispute.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                              RYKOFF-SEXTON, INC.



                              By: /s/ Mark Van Stekelenburg
                                  ---------------------------------------
                                  Name:   Mark Van Stekelenburg
                                  Title:  Chairman, President and
                                           Chief Executive Officer


                              MERRILL LYNCH CAPITAL PARTNERS, INC.



                              By: /s/ James V. Caruso
                                  ---------------------------------------
                                  Name and Title: James V. Caruso
                                                   Vice President


                              MERRILL LYNCH CAPITAL APPRECIATION
                              PARTNERSHIP NO. B-XVIII, L.P.

                              By: Merrill Lynch LBO Partners
                                  No. B-IV, L.P., as General
                                  Partner

                              By: Merrill Lynch Capital Partners,
                                  Inc., as General Partner



                              By: /s/ James V. Caruso
                                  ---------------------------------------
                                  Name and Title: James V. Caruso
                                                   Vice President

                              MERRILL LYNCH KECALP L.P. 1994

                              By: KECALP Inc., as General Partner



                              By: /s/ James V. Caruso
                                  ---------------------------------------
                                  Name and Title: James V. Caruso
                                                   Vice President

                              ML OFFSHORE LBO PARTNERSHIP
                              NO. B-XVIII

                              By: Merrill Lynch LBO Partners
                                  No. B-IV, L.P., as Investment
                                  General Partner

                              By: Merrill Lynch Capital Partners,
                                  Inc., as General Partner



                              By: /s/ James V. Caruso
                                  --------------------------------------
                                  Name and Title: James V. Caruso
                                                   Vice President

                              ML IBK POSITIONS, INC.



                              By: /s/ James V. Caruso
                                  --------------------------------------
                                  Name and Title: James V. Caruso
                                                   Vice President

                              MLCP ASSOCIATES L.P. NO. II

                              By: Merrill Lynch Capital Partners,
                                  Inc., as General Partner


                              By: /s/ James V. Caruso
                                  --------------------------------------
                                  Name and Title: James V. Caruso
                                                   Vice President

                              MERRILL LYNCH KECALP L.P. 1991

                              By: KECALP Inc., as General Partner


                              By: /s/ James V. Caruso
                                  --------------------------------------
                                  Name and Title: James V. Caruso
                                                   Vice President

                              MERRILL LYNCH CAPITAL APPRECIATION
                              PARTNERSHIP NO. XIII, L.P.

                              By: Merrill Lynch LBO Partners
                                  No. IV, L.P., as General Partner

                              By: Merrill Lynch Capital Partners,
                                  Inc., as General Partner


                              By: /s/ James V. Caruso
                                  --------------------------------------
                                  Name and Title: James V. Caruso
                                                   Vice President

                              ML OFFSHORE LBO PARTNERSHIP NO. XIII

                              By: Merrill Lynch LBO Partners
                                  No. IV, L.P., as Investment
                                  General Partner

                              By: Merrill Lynch Capital Partners,
                                  Inc., as General Partner


                              By: /s/ James V. Caruso
                                  ---------------------------------------
                                  Name and Title: James V. Caruso
                                                   Vice President

                              ML EMPLOYEES LBO PARTNERSHIP NO. I, L.P.

                              By: ML Employees LBO Managers, Inc.,
                                  as General Partner



                              By: /s/ James V. Caruso
                                  ---------------------------------------
                                  Name and Title: James V. Caruso
                                                   Vice President

                              MERRILL LYNCH KECALP L.P. 1987

                              By: KECALP Inc., as General Partner



                              By: /s/ James V. Caruso
                                  ---------------------------------------
                                  Name and Title: James V. Caruso
                                                   Vice President

                              MERCHANT BANKING L.P. NO. II

                              By: Merrill Lynch MBP Inc., as
                                  General Partner


                              By: /s/ James V. Caruso
                                  ---------------------------------------
                                  Name and Title: James V. Caruso
                                                   Vice President

                              MLCP ASSOCIATES L.P. NO. IV

                              By: Merrill Lynch Capital Partners,
                                  Inc., as General Partner


                              By: /s/ James V. Caruso
                                  ---------------------------------------
                                  Name and Title: James V. Caruso
                                                   Vice President

                                  SCHEDULE I

                                SHARE OWNERSHIP

Name of Stockholder                      Class A Common Stock
- ------------------------                 --------------------
MERRILL LYNCH CAPITAL
APPRECIATION PARTNER-
SHIP NO. B-XVIII, L.P.                       2,990,738.3

MERRILL LYNCH KECALP
L.P. 1994                                       46,588.2

ML OFFSHORE LBO
PARTNERSHIP NO.
B-XVIII                                      1,504,723.9

ML IBK POSITIONS, INC.                         988,456.7

MLCP ASSOCIATES L.P.
NO. II                                          35,866.7

MLCP ASSOCIATES L.P.
NO. IV                                           9,317.5

MERRILL LYNCH KECALP
L.P. 1991                                      130,263.0

MERRILL LYNCH CAPITAL
APPRECIATION PARTNER-
SHIP NO. XIII, L.P.                          1,111,944.8

ML OFFSHORE LBO
PARTNERSHIP NO. XIII                            28,269.6

ML EMPLOYEES LBO
PARTNERSHIP NO. I,
L.P.                                            27,641.7

MERRILL LYNCH KECALP
L.P. 1987                                       20,888.4

MERCHANT BANKING L.P.
NO. II                                          20,888.4


     TOTAL                                   6,915,587.1

                                                                     Exhibit A
                                                                     ---------


                         Registration Rights Agreement
                         -----------------------------

                         See Exhibit 10.46 to Form S-4

                                                                     Exhibit B
                                                                     ---------


                              Standstill Agreement
                              --------------------

                         See Exhibit 10.47 to Form S-4

                                                                     Exhibit C
                                                                     ---------


                                 Tax Agreement
                                 -------------

                         See Exhibit 10.48 to Form S-4

                                                                     Exhibit D
                                                                     ---------


                                     Waiver
                                     ------

                                                                     Exhibit E
                                                                     ---------


                                 Legal Opinion
                                 -------------